Exhibit 99.2

Q1 '09 Highlights April 28, 2009

Forward-Looking Statements Statements contained in this presentation that relate to future, not past, events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements often can be identified by words such as "expect," "anticipate," "estimates," "intend," "will," "may," "believe," "could," "continue," "future," "outlook," "guidance," the negative of these words or other words of similar meaning and the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause ev3's actual results to be materially different than those expressed in or implied by ev3's forward-looking statements. For ev3, particular uncertainties and risks include, among others, ev3's future operating results and financial performance, fluctuations in foreign currency exchange rates, the effect of the current global economic crisis, ev3's ability to implement, fund and achieve sustainable cost savings measures that will better align its operating expenses with its anticipated net sales levels and reallocate resources to better support growth initiatives, the timing of regulatory approvals and introduction of new products, market acceptance of new products, success of clinical testing, availability of third party reimbursement, impact of competitive products and pricing and effect of regulatory changes. More detailed information on these and additional factors that could affect ev3's actual results are described in ev3's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Except as required by law, ev3 undertakes no obligation to update publicly its forward- looking statements.

Use of Non-GAAP Financial Measures ev3 uses certain non-GAAP financial measures in this presentation, including "non- GAAP net sales on a constant currency basis," "non-GAAP legacy peripheral vascular net sales," "non-GAAP net sales by geography on a constant currency basis," "non- GAAP adjusted net income (loss)," and "non-GAAP adjusted net earnings (loss) per share." ev3 uses non-GAAP financial measures as supplemental measures of performance and believes these measures provide useful information to investors in evaluating our operations, period over period. However, non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation or as a substitute for ev3's financial results prepared in accordance with GAAP. In addition, investors should note that any non-GAAP financial measures ev3 uses may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. We have posted a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP financial measures on our website at www.ev3.net.

Q1 '09 Financial Summary Net product sales of $100.4 million +6% vs. Q1 2008; +10% constant currency* Peripheral vascular sales, excluding atherectomy*, +16% vs. Q1 2008; +20% constant currency* Peripheral stents +17% vs. Q1 2008; +22% constant currency* Neurovascular sales +11% vs. Q1 2008; +18% constant currency* Embolic product sales--which include Axium coils and Onyx--+9% vs. Q1 2008; +17% constant currency* International revenue +11% vs. Q1 2008; +24% constant currency* Non-GAAP adjusted net EPS* of $0.07 exceeded the high end of our guidance range by 7 cents Gross margin was 69.1%, an improvement of 230 basis points over Q1 2008 and 190 basis points over Q4 2008 Balance sheet is strengthening and we are generating cash Cash and cash equivalents increased $7.3M to $66.9M as of the end of Q1 2009 compared to the end of Q4 2008 Realized $4.1 million gain on sale of non-strategic investments *These are non-GAAP financial measures. Non-GAAP net sales on a constant currency basis exclude the foreign exchange impact. The foreign exchange impact is the impact from foreign exchange rates on the current period sales compared to prior period sales using the prior period's foreign exchange rates. Non-GAAP adjusted net EPS and non-GAAP adjusted net income excludes amortization, non-cash stock-based compensation, a non- cash FoxHollow lease reserve adjustment and a realized gain on investments. For reconciliations of ev3's non-GAAP financials, see ev3's website at www.ev3.net.

Actual Results vs. Last Quarter & Year Ago *Constant Currency; For reconciliations, see our website at www.ev3.net. **All quarters presented are adjusted for amortization and non-cash stock-based compensation. Q1 2009 is also adjusted for a non- cash FoxHollow lease reserve adjustment and a realized gain on investments. Q4 2008 is also adjusted for non-cash goodwill and other intangible asset impairment charges. For reconciliations, see our website at www.ev3.net. Q4 2008 Actual Q1 2008 Actual $000's except EPS Net product sales Gross profit Gross margin Net Loss Loss per share Adjusted net income** Adjusted net earnings per share** $95,050 $67,639 66.8% $(9,770) $(0.09) $3,204 $0.03 $105,656 $71,316 67.2% $7,948 $0.08 Q1 2009 Actual $100,395 $(1,809) $(0.02) $7,070 $0.07 $69,407 69.1% Peripheral vascular (PV) PV, excluding atherectomy Atherectomy Neurovascular (NV) International Research collaboration % Chg Seq. % Chg YOY/CC* $47,894 $18,308 $34,193 $38,741 $0 $47,964 $20,176 $37,516 $39,465 $469 $41,413 $22,700 $30,937 $34,805 $6,207 -.1% -9% -9% -2% -100% 16%/20% -19%/-19% 11%/18% 11%/24% -100% -5% 6%/10% -3% 3% $(291,120) $(2.78)

Total Q1 '09 Product Revenue Growth of 10%* Q2 Q3 Q4 Q1 Q1 East 101.5 100 105.6 95.1 100.4 Total Worldwide Product Sales ($M) Q2 Q3 Q4 Q1 Q1 East 35.9 36.6 39.4 34.8 38.7 Total International ($M) +24%* Q2 Q3 Q4 Q1 Q1 East 70.8 66.9 68.1 64.1 66.2 Worldwide Peripheral Vascular ($M) +7%* Q2 Q3 Q4 Q1 Q1 East 30.7 33.1 37.5 31 34.2 Worldwide Neurovascular ($M) +18%* Q1 Q1 Q1 Q1 2008 2009 *Constant Currency; For reconciliations, see our website at www.ev3.net +10%*

Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 East 57 38.7 45.9 59.7 66.9 Third consecutive quarter of cash and cash equivalents growth Cash / Cash Equivalents Cash/cash equivalents increased $7.3M Q1 '09 vs Q4 '08 Inventory days down 29% in Q1 '09 vs Q1 '08 Total debt decreased to $8.3M 7

Financial Summary: Continuing to Improve Performance Net Product Sales* $95,050 $101,509 $100,018 $105,656 $100,395 Gross Profit $67,639 $71,528 $68,747 $71,316 $69,407 Gross Margin 66.8% 66.4% 64.2% 67.2% 69.1% Net Loss $(9,770) $(27,422) $(7,310) $(291,120) $(1,809) Adjusted net EPS (loss) per diluted share** $0.03 $(0.05) $0.04 $0.08 $0.07 GAAP EPS (loss) $(0.09) $(0.26) $(0.07) $(2.78) $(0.02) Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 $000's except EPS *Excluding Merck research collaboration revenue of $6M for Q108, $6M for Q208, $7M for Q308 and $469K for Q408. **All quarters presented are adjusted for amortization and non-cash stock-based compensation. Q2 2008 and Q4 2008 are also adjusted for non-cash goodwill and other intangible asset impairment charges. Q1 2009 is also adjusted for a non-cash FoxHollow lease reserve adjustment and a realized gain on investments. For reconciliations, see our website at www.ev3.net. Adjusted net income (loss)** $3,204 $(5,130) $3,850 $7,948 $7,070

Guidance - As of April 28, 2009 Expect Full-Year 2009 Positive GAAP EPS Revenues: Q2 2009: $102 to $106 million Full-Year 2009: $420 to $430 million Adjusted EPS (loss)1 per diluted share: Q2 2009: $0.06 to $0.091,2 Full-Year 2009: $0.40 to $0.451,2 Adjusted EPS (loss) guidance is based on weighted average diluted shares outstanding of approximately 105.2 and 105.5 million for Q209 and full-year 2009, respectively, and is adjusted to exclude the impact of amortization expense, non-cash stock-based compensation, a non-cash FoxHollow lease reserve adjustment and a realized gain on investments. These are forward-looking non-GAAP financial measures. For reconciliations, see our website at www.ev3.net. Q209 GAAP EPS (loss): $(0.03) to $0.00; Full-Year 2009 GAAP EPS: $0.06 to $0.11 9

2008 % of sales 2007 2009 Goal Business Model Structure - Select P&L Information Sales 100% 100% 100% Gross margin 66% 65% 70% Selling, general & administrative 55% 69% 49% Taxes 0.4% 0.3% 1% Research & development 12% 17% 12% Stock-based comp & amortization 11% 11% 9% Adjusted net income (loss)* 2.3% (22.4%) 10% *Adjusted net income (loss) excludes amortization and non-cash stock-based compensation. For the year ended December 31, 2007, Adjusted net income (loss) also excludes $70.7M of Acquired IPR&D. For the year ended December 31, 2008, Adjusted net income (loss) also excludes non-cash goodwill and other intangible asset impairment charges of $299.3M. For the year ended December 31, 2009, Adjusted net income (loss) also excludes a non-cash FoxHollow lease reserve adjustment and a realized gain on investments. These are non-GAAP financial measures. For reconciliations, see our website at www.ev3.net. 10

Continue to Stay Focused on Pathway to Profitable Growth Long-term profitable revenue growth Improve cost structure Increase sales force productivity Grow international sales Clinical evidence New products 1 2 3 4 5

Why Invest in ev3 I N S U M M A R Y 12 Broadest product offering in $2B growing global market largest pure-play in endovascular market Clear roadmap for sustained, profitable growth improved costs, productivity, clinical evidence, new products Company focused to achieve future profitability "vital few" projects, generating cash, sharper focus

Q1 '09 Highlights April 28, 2009